EXHIBIT 10.23

                                 FIRST AMENDMENT
                                     TO THE
                                SERVICE 1ST BANK
                          SALARY CONTINUATION AGREEMENT
                            DATED SEPTEMBER 10, 2003
                                       FOR
                                 BRYAN R. HYZDU


         THIS AMENDMENT is adopted this 8th day of August, 2005, by and between SERVICE 1ST BANK, a state-chartered commercial bank located in Stockton, California (the "Company") and BRYAN R. HYZDU (the "Executive").

         The Company and the Executive executed the Salary Continuation Agreement on September 10, 2003 (the "Agreement").

         The undersigned hereby amends, in part, said Agreement for the purpose of: (i) changing the Plan Year; (ii) increasing the Normal Retirement Benefit; and (iii) adding an Early Retirement Benefit. Therefore, the following changes shall be made:

         Article 1.18 of the Agreement shall be deleted in its entirety and replaced by Article 1.18 below.

1.18 Plan Year" means each twelve-month period commencing on January 1 and ending on December 31 of each year.

         Article 2.1.1 of the Agreement shall be deleted in its entirety and replaced by Article 2.1.1 below.

         2.1.1 Amount of Benefit. The annual Normal Retirement Benefit under this Section 2.1 is One Hundred Thirty-Three Thousand Dollar ($133,000).

         Article  1.22 shall be added as follows:

1.22 "Early Retirement" means the Executive's Early Voluntary Termination after attaining Early Retirement Age.

         Article 1.23 shall be added as follows:

1.23 "Early Retirement Age" means the Executive completing fifteen (15) Years of Service.

         Article  1.24 shall be added as follows:

1.24 "Years of Service" "means the twelve consecutive month period beginning on an Executive's date of hire and any twelve (12) month anniversary thereof, during the entirety of which time the Executive is an employee of the Bank. Service with a subsidiary or other entity controlled by the Bank before the time such entity became a subsidiary or under such control shall not be considered "credited service" unless the Plan Administrator specifically agrees to credit such service. In addition, the Plan Administrator in its discretion may also grant additional Years of Service in such circumstances where it deems such additional service appropriate.

         Article 2.6 of the Agreement shall be deleted in its entirety and replaced by Article 2.6 below.

2.6 Early Retirement Benefit. Upon Early Retirement, the Bank shall distribute to the Executive the benefit described in this Section 2.6 in lieu of any other benefit under this Article.

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         2.6.1    Amount of Benefit. The benefit under this Section 2.6 is a vested portion of the Normal Retirement Benefit as shown in the following schedule:

                  ------------------------------- --------------------------
                       Plan Year                      Amount of Benefit
                  ------------------------------- --------------------------
                        Prior to 1/1/2013                  0
                  ------------------------------- --------------------------
                       1/1/2013-12/31/2013                 77,974
                  ------------------------------- --------------------------
                       1/1/2014-12/31/2014                 84,088
                  ------------------------------- --------------------------
                       1/1/2015-12/31/2015                 90,202
                  ------------------------------- --------------------------
                       1/1/2016-12/31/2016                 96,316
                  ------------------------------- --------------------------
                       1/1/2017-12/31/2017                 102,430
                  ------------------------------- --------------------------
                       1/1/2018-12/31/2018                 108,544
                  ------------------------------- --------------------------
                       1/1/2019-12/31/2019                 114,658
                  ------------------------------- --------------------------
                       1/1/2020-12/31/2020                 120,772
                  ------------------------------- --------------------------
                       1/1/2021-12/31/2021                 126,886
                  ------------------------------- --------------------------
                        1/1/2022-4/24/2023                 133,000
                  ------------------------------- --------------------------

         2.6.2 Distribution of Benefit. The Bank shall distribute the benefit to the Executive in twelve (12) consecutive equal installments commencing within thirty (30) days following the Executive's Separation from Service. The annual benefit shall be distributed to the Executive for fifteen (15) years.

         The Schedule A attached to the Agreement shall also be amended in its entirety and replaced with the new Schedule A attached to this Amendment.

         IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this First Amendment.

Executive:                                  SERVICE 1ST BANK

/s/ BRYAN R. HYZDU                          By     /s/ JOHN O. BROOKS
----------------------------------                 -----------------------------
Bryan R. Hyzdu                                     John O. Brooks

                                            Title  Chairman
                                                   -----------------------------


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